SUB-ITEM 77Q1(e)

                             MEMORANDUM OF AGREEMENT
                             (ADVISORY FEE WAIVERS)

      This Memorandum of Agreement is entered into as of the effective date on the attached Exhibit (the "Exhibit"), between AIM Counselor Series Trust, AIM Equity Funds, AIM Funds Group, AIM Growth Series, AIM International Mutual Funds, AIM Investment Funds, AIM Investment Securities Funds, AIM Sector Funds, AIM Special Opportunities Funds, AIM Stock Funds, AIM Summit Fund, AIM Treasurer's Series Trust and AIM Variable Insurance Funds (each a "Trust" or, collectively, the "Trusts"), on behalf of the funds listed on the Exhibit to this Memorandum of Agreement (the "Funds"), and A I M Advisors, Inc. ("AIM"). This Memorandum of Agreement restates the following: (i) Amended and Restated Memorandum of Agreement dated May 5, 2005, between AIM Combination Stock & Bond Funds, AIM Counselor Series Trust, AIM Equity Funds, AIM Funds Group, AIM Growth Series, AIM International Mutual Funds, AIM Investment Funds, AIM Investment Securities Funds, AIM Sector Funds, AIM Stock Funds, AIM Summit Fund, AIM Variable Insurance Funds and AIM; (ii) Memorandum of Agreement as of the dates indicated on Exhibit A between AIM Counselor Series Trust, AIM Special Opportunities Fund and AIM; and (iii) Memorandum of Agreement as of the dates indicated on Exhibit A between AIM Funds Group, AIM International Mutual Funds, AIM Treasurer's Series Trust, AIM Variable Insurance Funds and AIM. AIM shall and hereby agrees to waive fees of the Funds, on behalf of their respective classes as applicable, severally and not jointly, as indicated in the attached Exhibit.

      For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trusts and AIM agree that until at least the date set forth on Exhibit A (the "Expiration Date") and with respect to those Funds listed on the Exhibit, AIM will waive its advisory fees at the rate set forth on the attached Exhibit.

      The Boards of Trustees and AIM may terminate or modify this Memorandum of Agreement prior to the Expiration Date only by mutual written consent. AIM will not have any right to reimbursement of any amount so waived or reimbursed.

      Subject to the foregoing paragraphs, each of the Trusts and AIM agree to review the then-current waivers for each class of the Funds listed on the Exhibits on a date prior to the Expiration Date to determine whether such waivers should be amended, continued or terminated. The waivers will expire upon the Expiration Date unless the Trust and AIM have agreed to continue them. The Exhibits will be amended to reflect any such agreement.

      It is expressly agreed that the obligations of each Trust hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of the Trusts, and this Memorandum of Agreement has been executed and delivered by an authorized officer of the Trusts acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust.

                                                                SUB-ITEM 77Q1(e)

IN WITNESS WHEREOF, each of the Trusts and AIM have entered into this Memorandum of Agreement as of the Effective Date on the attached Exhibits.

                                  AIM COUNSELOR SERIES TRUST
                                  AIM EQUITY FUNDS
                                  AIM FUNDS GROUP
                                  AIM GROWTH SERIES
                                  AIM INTERNATIONAL MUTUAL FUNDS
                                  AIM INVESTMENT FUNDS
                                  AIM INVESTMENT SECURITIES FUNDS
                                  AIM SECTOR FUNDS
                                  AIM SPECIAL OPPORTUNITIES FUNDS
                                  AIM STOCK FUNDS AIM SUMMIT FUND
                                  AIM TREASURER'S SERIES TRUST
                                  AIM VARIABLE INSURANCE FUNDS
                                  on behalf of the Funds
                                  listed in the Exhibits to
                                  this Memorandum of Agreement

                                  By:       /s/ Robert H. Graham
                                         ------------------------------------

                                  Title: President

                                  A I M ADVISORS, INC.

                                  By:       /s/ Philip A. Taylor
                                         ------------------------------------

                                  Title: President

                           EXHIBIT TO ADVISORY FEE MOA

                                                                                                                 EXPIRATION
     AIM COUNSELOR SERIES TRUST                         WAIVER DESCRIPTION                     EFFECTIVE DATE       DATE
----------------------------------    ----------------------------------------------------     --------------    ----------
AIM Advantage Health Sciences Fund    AIM will waive advisory fees to the extent necessary        7/1/2005         6/30/2007
                                      so that advisory fees AIM receives do not exceed an
                                      annual base management fee of 1.25% of the Fund's
                                      average daily net assets, subject to a maximum
                                      performance adjustment upward or downward of 0.75%
                                      annually.  As a result, AIM may receive a management
                                      net fee that ranges from 0.50% to 2.00% of average
                                      daily net assets, based on the Fund's performance.

AIM Multi-Sector Fund                 AIM will waive advisory fees to the extent necessary        1/1/2005        12/31/2009
                                      1/1/2005 12/31/2009 so that advisory fees AIM
                                      receives does not exceed the annualized rates
                                      listed below.

                                      0.695% of the first $250M
                                      0.67% of the next $250M
                                      0.645% of the next $500M
                                      0.62% of the next $1.5B
                                      0.595% of the next $2.5B
                                      0.57% of the next $2.5B
                                      0.545% of the next $2.5B
                                      0.52% of the excess over $10B

                                                                                                                 EXPIRATION
          AIM EQUITY FUNDS                              WAIVER DESCRIPTION                     EFFECTIVE DATE       DATE
----------------------------------    ----------------------------------------------------     --------------    ----------
AIM Capital Development Fund          AIM will waive advisory fees to the extent necessary        1/1/2005        6/30/2007
                                      so that advisory fees AIM receives does
                                      not exceed the annualized rates listed
                                      below.

                                      0.745% of the first $250M
                                      0.73% of the next $250M
                                      0.715% of the next $500M
                                      0.70% of the next $1.5B
                                      0.685% of the next $2.5B
                                      0.67% of the next $2.5B
                                      0.655% of the next $2.5B
                                      0.64% of the excess over $10B

AIM Charter Fund                      AIM will waive advisory fees to the extent necessary        1/1/2005       12/31/2009
                                      so that advisory fees AIM receives does not exceed
                                      the annualized rates listed below.

                                      0.75% of the first $150M
                                      0.615% of the next $4.85B
                                      0.57% of the next $2.5B
                                      0.545% of the next $2.5B
                                      0.52% of the excess over $10B

AIM Constellation Fund                AIM will waive advisory fees to the extent necessary       3/27/2005       12/31/2009
                                      so that advisory fees AIM receives does not exceed
                                      the annualized rates listed below.

                                      0.695% of the first $250M
                                      0.615% of the next $4B
                                      0.595% of the next $750M
                                      0.57% of the next $2.5B
                                      0.545% of the next $2.5B
                                      0.52% of the excess over $10B

                           EXHIBIT TO ADVISORY FEE MOA

                                                                                                                 EXPIRATION
    AIM EQUITY FUNDS - CONTINUED                        WAIVER DESCRIPTION                     EFFECTIVE DATE       DATE
----------------------------------    ----------------------------------------------------     --------------    ----------
AIM Large Cap Growth Fund             AIM will waive advisory fees to the extent necessary        1/1/2005       12/31/2009
                                      so that advisory fees AIM receives does not exceed
                                      the annualized rates listed below.

                                      0.695% of the first $250M
                                      0.67% of the next $250M
                                      0.645% of the next $500M
                                      0.62% of the next $1.5B
                                      0.595% of the next $2.5B
                                      0.57% of the next $2.5B
                                      0.545% of the next $2.5B
                                      0.52% of the excess over $10B

AIM Select Basic Value Fund           AIM will waive advisory fees to the extent necessary        1/1/2005       6/30/2007
                                      so that advisory fees AIM receives does not exceed
                                      the annualized rates listed below.

                                      0.695% of the first $250M
                                      0.67% of the next $250M
                                      0.645% of the next $500M
                                      0.62% of the next $1.5B
                                      0.595% of the next $2.5B
                                      0.57% of the next $2.5B
                                      0.545% of the next $2.5B
                                      0.52% of the excess over $10B

                                                                                                                 EXPIRATION
           AIM FUNDS GROUP                              WAIVER DESCRIPTION                     EFFECTIVE DATE       DATE
----------------------------------    ----------------------------------------------------     --------------    ----------
AIM Basic Balanced Fund               AIM will waive advisory fees to the extent necessary        1/1/2005       12/31/2009
                                      so that advisory fees AIM receives does
                                      not exceed the annualized rates listed
                                      below.

                                      0.62% of the first $250M
                                      0.605% of the next $250M
                                      0.59% of the next $500M
                                      0.575% of the next $1.5B
                                      0.56% of the next $2.5B
                                      0.545% of the next $2.5B
                                      0.53% of the next $2.5B
                                      0.515% of the excess over $10B

AIM European Small Company Fund       AIM will waive advisory fees to the extent necessary        1/1/2005        6/30/2007
                                      so that advisory fees AIM receives does not exceed
                                      the annualized rates listed below.

                                      0.935% of the first $250M
                                      0.91% of the next $250M
                                      0.885% of the next $500M
                                      0.86% of the next $1.5B
                                      0.835% of the next $2.5B
                                      0.81% of the next $2.5B
                                      0.785% of the next $2.5B
                                      0.76% of the excess over $10B

AIM Global Value Fund                 AIM will waive advisory fees to the extent necessary        1/1/2005       6/30/2007
                                      so that advisory fees AIM receives does not exceed
                                      the annualized rates listed below.

                                      0.80% of the first $250M
                                      0.78% of the next $250M
                                      0.76% of the next $500M
                                      0.74% of the next $1.5B
                                      0.72% of the next $2.5B
                                      0.70% of the next $2.5B
                                      0.68% of the next $2.5B
                                      0.66% of the excess over $10B

                           EXHIBIT TO ADVISORY FEE MOA

                                                                                                                 EXPIRATION
     AIM FUNDS GROUP - CONTINUED                        WAIVER DESCRIPTION                     EFFECTIVE DATE       DATE
----------------------------------    ----------------------------------------------------     --------------    ----------
AIM International Small Company       AIM will waive advisory fees to the extent necessary        1/1/2005       12/31/2009
Fund                                  so that advisory fees AIM receives does not exceed
                                      the annualized rates listed below.

                                      0.935% of the first $250M
                                      0.91% of the next $250M
                                      0.885% of the next $500M
                                      0.86% of the next $1.5B
                                      0.835% of the next $2.5B
                                      0.81% of the next $2.5B
                                      0.785% of the next $2.5B
                                      0.76% of the excess over $10B

AIM Mid Cap Basic Value Fund          AIM will waive advisory fees to the extent necessary        1/1/2005       12/31/2009
                                      so that advisory fees AIM receives does not exceed
                                      the annualized rates listed below.

                                      0.745% of the first $250M
                                      0.73% of the next $250M
                                      0.715% of the next $500M
                                      0.70% of the next $1.5B
                                      0.685% of the next $2.5B
                                      0.67% of the next $2.5B
                                      0.655% of the next $2.5B
                                      0.64% of the excess over $10B

AIM Select Equity Fund                AIM will waive advisory fees to the extent necessary        1/1/2005       6/30/2007
                                      so that advisory fees AIM receives does not exceed
                                      the annualized rates listed below.

                                      0.695% of the first $250M
                                      0.67% of the next $250M
                                      0.645% of the next $500M
                                      0.62% of the next $1.5B
                                      0.595% of the next $2.5B
                                      0.57% of the next $2.5B
                                      0.545% of the next $2.5B
                                      0.52% of the excess over $10B

AIM Small Cap Equity Fund             AIM will waive advisory fees to the extent necessary        1/1/2005       12/31/2009
                                      so that advisory fees AIM receives does not exceed
                                      the annualized rates listed below.

                                      0.745% of the first $250M 0.73% of the
                                      next $250M 0.715% of the next $500M 0.70%
                                      of the next $1.5B 0.685% of the next $2.5B
                                      0.67% of the next $2.5B 0.655% of the next
                                      $2.5B 0.64% of the excess over $10B

                           EXHIBIT TO ADVISORY FEE MOA

                                                                                                                 EXPIRATION
     AIM GROWTH SERIES                                  WAIVER DESCRIPTION                     EFFECTIVE DATE       DATE
----------------------------------    ------------------------------------------------------   --------------    ----------
AIM Basic Value Fund                  AIM will waive advisory fees to the extent necessary        1/1/2005       12/31/2009
                                      so that advisory fees AIM receives does not exceed
                                      the annualized rates listed below.

                                      0.695% of the first $250M
                                      0.67% of the next $250M
                                      0.645% of the next $500M
                                      0.62% of the next $1.5B
                                      0.595% of the next $2.5B
                                      0.57% of the next $2.5B
                                      0.545% of the next $2.5B
                                      0.52% of the excess over $10B

AIM Global Equity Fund                AIM will waive advisory fees to the extent necessary        1/1/2005       12/31/2009
                                      so that advisory fees AIM receives does not exceed
                                      the annualized rates listed below.

                                      0.80% of the first $250M
                                      0.78% of the next $250M
                                      0.76% of the next $500M
                                      0.74% of the next $1.5B
                                      0.72% of the next $2.5B
                                      0.70% of the next $2.5B
                                      0.68% of the next $2.5B
                                      0.66% of the excess over $10B

                                                                                                                 EXPIRATION
 AIM INTERNATIONAL MUTUAL FUNDS                       WAIVER DESCRIPTION                       EFFECTIVE DATE      DATE
----------------------------------    ------------------------------------------------------   --------------    ----------
AIM Asia Pacific Growth Fund          AIM will waive advisory fees to the extent necessary        1/1/2005       6/30/2007
                                      so that advisory fees AIM receives does not exceed the
                                      annualized rates listed below.

                                      0.935% of the first $250M
                                      0.91% of the next $250M
                                      0.885% of the next $500M
                                      0.86% of the next $1.5B
                                      0.835% of the next $2.5B
                                      0.81% of the next $2.5B
                                      0.785% of the next $2.5B
                                      0.76% of the excess over $10B

AIM European Growth Fund              AIM will waive advisory fees to the extent necessary        1/1/2005       12/31/2009
                                      so that advisory fees AIM receives does not exceed the
                                      annualized rates listed below.

                                      0.935% of the first $250M
                                      0.91% of the next $250M
                                      0.885% of the next $500M
                                      0.86% of the next $1.5B
                                      0.835% of the next $2.5B
                                      0.81% of the next $2.5B
                                      0.785% of the next $2.5B
                                      0.76% of the excess over $10B

AIM Global Aggressive Growth Fund     AIM will waive advisory fees to the extent necessary        1/1/2005       12/31/2009
                                      so that advisory fees AIM receives does not exceed the
                                      annualized rates listed below.

                                      0.80% of the first $250M
                                      0.78% of the next $250M
                                      0.76% of the next $500M
                                      0.74% of the next $1.5B
                                      0.72% of the next $2.5B
                                      0.70% of the next $2.5B
                                      0.68% of the next $2.5B
                                      0.66% of the excess over $10B

                           EXHIBIT TO ADVISORY FEE MOA

 AIM INTERNATIONAL MUTUAL FUNDS -                                                                                EXPIRATION
              CONTINUED                                 WAIVER DESCRIPTION                     EFFECTIVE DATE       DATE
----------------------------------    ------------------------------------------------------   --------------    ----------
AIM Global Growth Fund                AIM will waive advisory fees to the extent necessary        1/1/2005       12/31/2009
                                      so that advisory fees AIM receives does not exceed the
                                      annualized rates listed below.

                                      0.80% of the first $250M
                                      0.78% of the next $250M
                                      0.76% of the next $500M
                                      0.74% of the next $1.5B
                                      0.72% of the next $2.5B
                                      0.70% of the next $2.5B
                                      0.68% of the next $2.5B
                                      0.66% of the excess over $10B

AIM International Growth Fund         AIM will waive advisory fees to the extent necessary        1/1/2005       12/31/2009
                                      so that advisory fees AIM receives does not exceed the
                                      annualized rates listed below.

                                      0.935% of the first $250M
                                      0.91% of the next $250M
                                      0.885% of the next $500M
                                      0.86% of the next $1.5B
                                      0.835% of the next $2.5B
                                      0.81% of the next $2.5B
                                      0.785% of the next $2.5B
                                      0.76% of the excess over $10B

                                                                                                                 EXPIRATION
        AIM INVESTMENT FUNDS                            WAIVER DESCRIPTION                     EFFECTIVE DATE      DATE
----------------------------------    ------------------------------------------------------   --------------    ----------
AIM Developing Markets Fund           AIM will waive advisory fees to the extent necessary        1/1/2005       6/30/2007
                                      so that advisory fees AIM receives does not exceed the
                                      annualized rates listed below.

                                      0.935% of the first $250M
                                      0.91% of the next $250M
                                      0.885% of the next $500M
                                      0.86% of the next $1.5B
                                      0.835% of the next $2.5B
                                      0.81% of the next $2.5B
                                      0.785% of the next $2.5B
                                      0.76% of the excess over $10B

AIM Global Health Care Fund           AIM will waive advisory fees to the extent necessary        1/1/2005       12/31/2009
                                      so that advisory fees AIM receives does not exceed the
                                      annualized rates listed below.

                                      0.75% of the first $250M
                                      0.74% of the next $250M
                                      0.73% of the next $500M
                                      0.72% of the next $1.5B
                                      0.71% of the next $2.5B
                                      0.70% of the next $2.5B
                                      0.69% of the next $2.5B
                                      0.68% of the excess over $10B

                           EXHIBIT TO ADVISORY FEE MOA

       AIM INVESTMENT FUNDS -                                                                                    EXPIRATION
             CONTINUED                                  WAIVER DESCRIPTION                     EFFECTIVE DATE      DATE
----------------------------------    ------------------------------------------------------   --------------    ----------
AIM Trimark Endeavor Fund             AIM will waive advisory fees to the extent necessary        1/1/2005       6/30/2007
                                      so that advisory fees AIM receives does not exceed the
                                      annualized rates listed below.

                                      0.745% of the first $250M
                                      0.73% of the next $250M
                                      0.715% of the next $500M
                                      0.70% of the next $1.5B
                                      0.685% of the next $2.5B
                                      0.67% of the next $2.5B
                                      0.655% of the next $2.5B
                                      0.64% of the excess over $10B

AIM Trimark Fund                      AIM will waive advisory fees to the extent necessary        1/1/2005       6/30/2007
                                      so that advisory fees AIM receives does not exceed the
                                      annualized rates listed below.

                                      0.80% of the first $250M
                                      0.78% of the next $250M
                                      0.76% of the next $500M
                                      0.74% of the next $1.5B
                                      0.72% of the next $2.5B
                                      0.70% of the next $2.5B
                                      0.68% of the next $2.5B
                                      0.66% of the excess over $10B

AIM Trimark Small Companies Fund      AIM will waive advisory fees to the extent necessary        1/1/2005       6/30/2007
                                      so that advisory fees AIM receives does not exceed the
                                      annualized rates listed below.

                                      0.745% of the first $250M
                                      0.73% of the next $250M
                                      0.715% of the next $500M
                                      0.70% of the next $1.5B
                                      0.685% of the next $2.5B
                                      0.67% of the next $2.5B
                                      0.655% of the next $2.5B
                                      0.64% of the excess over $10B

     AIM INVESTMENT SECURITIES                                                                                   EXPIRATION
             FUNDS                                      WAIVER DESCRIPTION                     EFFECTIVE DATE       DATE
----------------------------------    ------------------------------------------------------   --------------    ----------
AIM Real Estate Fund                  AIM will waive advisory fees to the extent necessary        1/1/2005       12/31/2009
                                      so that advisory fees AIM receives does not exceed the
                                      annualized rates listed below.

                                      0.75% of the first $250M
                                      0.74% of the next $250M
                                      0.73% of the next $500M
                                      0.72% of the next $1.5B
                                      0.71% of the next $2.5B
                                      0.70% of the next $2.5B
                                      0.69% of the next $2.5B
                                      0.68% of the excess over $10B

                           EXHIBIT TO ADVISORY FEE MOA

                                                                                                                 EXPIRATION
          AIM SECTOR FUNDS                              WAIVER DESCRIPTION                     EFFECTIVE DATE       DATE
----------------------------------    ------------------------------------------------------   --------------    ----------
AIM Energy Fund                       AIM will waive advisory fees to the extent necessary        1/1/2005        6/30/2007
                                      so that advisory fees AIM receives does not exceed the
                                      annualized rates listed below.

                                      0.75% of the first $250M
                                      0.74% of the next $250M
                                      0.73% of the next $500M
                                      0.72% of the next $1.5B
                                      0.71% of the next $2.5B
                                      0.70% of the next $2.5B
                                      0.69% of the next $2.5B
                                      0.68% of the excess over $10B

AIM Financial Services Fund           AIM will waive advisory fees to the extent necessary        1/1/2005        6/30/2007
                                      so that advisory fees AIM receives does not exceed the
                                      annualized rates listed below.

                                      0.75% of the first $250M
                                      0.74% of the next $250M
                                      0.73% of the next $500M
                                      0.72% of the next $1.5B
                                      0.71% of the next $2.5B
                                      0.70% of the next $2.5B
                                      0.69% of the next $2.5B
                                      0.68% of the excess over $10B

AIM Gold & Precious Metals Fund       AIM will waive advisory fees to the extent necessary        1/1/2005        6/30/2007
                                      so that advisory fees AIM receives does not exceed the
                                      annualized rates listed below.

                                      0.75% of the first $250M
                                      0.74% of the next $250M
                                      0.73% of the next $500M
                                      0.72% of the next $1.5B
                                      0.71% of the next $2.5B
                                      0.70% of the next $2.5B
                                      0.69% of the next $2.5B
                                      0.68% of the excess over $10B

AIM Leisure Fund                      AIM will waive advisory fees to the extent necessary        1/1/2005        6/30/2007
                                      so that advisory fees AIM receives does not exceed the
                                      annualized rates listed below.

                                      0.75% of the first $250M
                                      0.74% of the next $250M
                                      0.73% of the next $500M
                                      0.72% of the next $1.5B
                                      0.71% of the next $2.5B
                                      0.70% of the next $2.5B
                                      0.69% of the next $2.5B
                                      0.68% of the excess over $10B

AIM Technology Fund                   AIM will waive advisory fees to the extent necessary        1/1/2005        6/30/2007
                                      so that advisory fees AIM receives does not exceed the
                                      annualized rates listed below.

                                      0.75% of the first $250M
                                      0.74% of the next $250M
                                      0.73% of the next $500M
                                      0.72% of the next $1.5B
                                      0.71% of the next $2.5B
                                      0.70% of the next $2.5B
                                      0.69% of the next $2.5B
                                      0.68% of the excess over $10B

                           EXHIBIT TO ADVISORY FEE MOA

                                                                                                                 EXPIRATION
    AIM SECTOR FUNDS - CONTINUED                        WAIVER DESCRIPTION                     EFFECTIVE DATE       DATE
----------------------------------    ------------------------------------------------------   --------------    ----------
AIM Utilities Fund                    AIM will waive advisory fees to the extent necessary        1/1/2005       6/30/2007
                                      so that advisory fees AIM receives does not exceed the
                                      annualized rates listed below.

                                      0.75% of the first $250M
                                      0.74% of the next $250M
                                      0.73% of the next $500M
                                      0.72% of the next $1.5B
                                      0.71% of the next $2.5B
                                      0.70% of the next $2.5B
                                      0.69% of the next $2.5B
                                      0.68% of the excess over $10B

   AIM SPECIAL OPPORTUNITIES                                                                                     EXPIRATION
                FUNDS                                  WAIVER DESCRIPTION                      EFFECTIVE DATE       DATE
----------------------------------    ------------------------------------------------------   --------------    ----------
AIM Opportunities II Fund             AIM will waive advisory fees to the extent necessary        7/1/2006       6/30/2007
                                      so that advisory fees AIM receives do not exceed an
                                      annual base management fee of 1.00% of the Fund's
                                      average daily net assets, subject to a maximum
                                      performance adjustment upward or downward of 0.50%
                                      annually. As a result, AIM may receive a management
                                      net fee that ranges from 0.50% to 1.50% of average
                                      daily net assets, based on the Fund's performance.

AIM Opportunities III Fund            AIM will waive advisory fees to the extent necessary        7/1/2006       6/30/2007
                                      so that advisory fees AIM receives do not exceed an
                                      annual base management fee of 1.00% of the Fund's
                                      average daily net assets, subject to a maximum
                                      performance adjustment upward or downward of 0.50%
                                      annually. As a result, AIM may receive a management
                                      net fee that ranges from 0.50% to 1.50% of average
                                      daily net assets, based on the Fund's performance.

                                                                                                                 EXPIRATION
           AIM STOCK FUNDS                              WAIVER DESCRIPTION                     EFFECTIVE DATE      DATE
----------------------------------    ------------------------------------------------------   --------------    ----------
AIM S&P 500 Index Fund                AIM will waive advisory fees to the extent necessary        1/1/2005       6/30/2007
                                      so that advisory fees AIM receives does not exceed the
                                      annualized rates listed below.

                                      0.25% of the first $250M
                                      0.24% of the next $250M
                                      0.23% of the next $500M
                                      0.22% of the next $1.5B
                                      0.21% of the next $2.5B
                                      0.20% of the next $2.5B
                                      0.19% of the next $2.5B
                                      0.18% of the excess over $10B

                                                                                                                 EXPIRATION
           AIM SUMMIT FUND                              WAIVER DESCRIPTION                     EFFECTIVE DATE       DATE
----------------------------------    ------------------------------------------------------   --------------    ----------
AIM Summit Fund                       AIM will waive advisory fees to the extent necessary        1/1/2005       6/30/2007
                                      so that advisory fees AIM receives does not exceed the
                                      annualized rates listed below.

                                      0.695% of the first $250M
                                      0.67% of the next $250M
                                      0.645% of the next $500M
                                      0.62% of the next $1.5B
                                      0.595% of the next $2.5B
                                      0.57% of the next $2.5B
                                      0.545% of the next $2.5B
                                      0.52% of the excess over $10B

                           EXHIBIT TO ADVISORY FEE MOA

                                                                                                                 EXPIRATION
    AIM TREASURER'S SERIES TRUST                        WAIVER DESCRIPTION                     EFFECTIVE DATE       DATE
----------------------------------    ------------------------------------------------------   --------------    ----------
Premier Portfolio                     AIM will waive advisory fees in the amount of 0.08% of     2/25/2005        6/30/2007
                                      the Funds average daily net assets

Premier U.S. Government Money         AIM will waive advisory fees in the amount of 0.08% of     2/25/2005        6/30/2007
Portfolio                             the Funds average daily net assets

                                                                                                                 EXPIRATION
    AIM VARIABLE INSURANCE FUNDS                        WAIVER DESCRIPTION                     EFFECTIVE DATE       DATE
-----------------------------------   ------------------------------------------------------   --------------    ----------
AIM V. I. Basic Balanced Fund         AIM will waive advisory fees to the extent necessary        1/1/2005       12/31/2009
                                      so that advisory fees AIM receives does not exceed the
                                      annualized rates listed below.

                                      0.62% of the first $150M
                                      0.50% of the next $4.85B
                                      0.475% of the next $5B
                                      0.45% of the excess over $10B

AIM V. I. Basic Value Fund            AIM will waive advisory fees to the extent necessary        1/1/2005       12/31/2009
                                      so that advisory fees AIM receives does not exceed the
                                      annualized rates listed below.

                                      0.695% of the first $250M
                                      0.67% of the next $250M
                                      0.645% of the next $500M
                                      0.62% of the next $1.5B
                                      0.595% of the next $2.5B
                                      0.57% of the next $2.5B
                                      0.545% of the next $2.5B
                                      0.52% of the excess over $10B

AIM V. I. Capital Appreciation Fund   AIM will waive advisory fees to the extent necessary      05/01/2006*      12/31/2009*
                                      so that advisory fees AIM receives does not exceed the
                                      annualized rates listed below. *

                                      0.695% of the first $250M
                                      0.625% of the next $750M
                                      0.62% of the next $1.5B
                                      0.595% of the next $2.5B
                                      0.57% of the next $2.5B
                                      0.545% of the next $2.5B
                                      0.52% of the excess over $10B

AIM V. I. Capital Development Fund    AIM will waive advisory fees to the extent necessary        1/1/2005        4/30/2008
                                      so that advisory fees AIM receives does not exceed the
                                      annualized rates listed below.

                                      0.745% of the first $250M
                                      0.73% of the next $250M
                                      0.715% of the next $500M
                                      0.70% of the next $1.5B
                                      0.685% of the next $2.5B
                                      0.67% of the next $2.5B
                                      0.655% of the next $2.5B
                                      0.64% of the excess over $10B

* The waiver schedule, effective date and expiration date shown are those that will become effective upon the closing of the acquisition of AIM V.I. Aggressive Growth Fund and AIM V.I. Growth Fund.

                           EXHIBIT TO ADVISORY FEE MOA

   AIM VARIABLE INSURANCE FUNDS -                                                                                EXPIRATION
              CONTINUED                                 WAIVER DESCRIPTION                     EFFECTIVE DATE       DATE
-----------------------------------   ------------------------------------------------------   --------------    ----------
AIM V. I. Core Equity Fund            AIM will waive advisory fees to the extent necessary        1/1/2005       12/31/2009*
                                      so that advisory fees AIM receives does not exceed the
                                      annualized rates listed below.

                                      0.695% of the first $250M
                                      0.67% of the next $250M
                                      0.645% of the next $500M
                                      0.62% of the next $1.5B
                                      0.595% of the next $2.5B
                                      0.57% of the next $2.5B
                                      0.545% of the next
                                      $2.5B 0.52% of the excess over $10B

AIM V. I. Demographic Trends Fund     AIM will waive advisory fees to the extent necessary        1/1/2005       12/31/2009
                                      so that advisory fees AIM receives does not exceed the
                                      annualized rates listed below.

                                      0.695% of the first $250M
                                      0.67% of the next $250M
                                      0.645% of the next $500M
                                      0.62% of the next $1.5B
                                      0.595% of the next $2.5B
                                      0.57% of the next $2.5B
                                      0.545% of the next $2.5B
                                      0.52% of the excess over $10B

AIM V. I. Dynamics Fund               AIM will waive advisory fees to the extent necessary        1/1/2005       4/30/2008
                                      so that advisory fees AIM receives does not exceed the
                                      annualized rates listed below.

                                      0.745% of the first $250M
                                      0.73% of the next $250M
                                      0.715% of the next $500M
                                      0.70% of the next $1.5B
                                      0.685% of the next $2.5B
                                      0.67% of the next $2.5B
                                      0.655% of the next $2.5B
                                      0.64% of the excess over $10B

AIM V. I. Financial Services Fund     AIM will waive advisory fees to the extent necessary        1/1/2005       4/30/2008
                                      so that advisory fees AIM receives does not exceed the
                                      annualized rates listed below.

                                      0.75% of the first $250M
                                      0.74% of the next $250M
                                      0.73% of the next $500M
                                      0.72% of the next $1.5B
                                      0.71% of the next $2.5B
                                      0.70% of the next $2.5B
                                      0.69% of the next $2.5B
                                      0.68% of the excess over $10B

AIM V. I. Global Healthcare Fund      AIM will waive advisory fees to the extent necessary        1/1/2005       4/30/2008
                                      so that advisory fees AIM receives does not exceed the
                                      annualized rates listed below.

                                      0.75% of the first $250M
                                      0.74% of the next $250M
                                      0.73% of the next $500M
                                      0.72% of the next $1.5B
                                      0.71% of the next $2.5B
                                      0.70% of the next $2.5B
                                      0.69% of the next $2.5B
                                      0.68% of the excess over $10B

* The expiration date shown is the expiration date that will become effective upon the closing of the acquisition of AIM V.I. Core Stock Fund.

                           EXHIBIT TO ADVISORY FEE MOA

   AIM VARIABLE INSURANCE FUNDS -                                                                                EXPIRATION
              CONTINUED                                 WAIVER DESCRIPTION                     EFFECTIVE DATE       DATE
-----------------------------------   ------------------------------------------------------   --------------    ----------
AIM V. I. Global Real Estate Fund     AIM will waive advisory fees to the extent necessary        1/1/2005        4/30/2008
                                      so that advisory fees AIM receives does not exceed the
                                      annualized rates listed below.

                                      0.75% of the first $250M
                                      0.74% of the next $250M
                                      0.73% of the next $500M
                                      0.72% of the next $1.5B
                                      0.71% of the next $2.5B
                                      0.70% of the next $2.5B
                                      0.69% of the next $2.5B
                                      0.68% of the excess over $10B

AIM V. I. Large Cap Growth Fund       AIM will waive advisory fees to the extent necessary      06/12/2006*      12/31/2009*
                                      so that advisory fees AIM receives does not exceed the
                                      annualized rates listed below.

                                      0.695% of the first $250M
                                      0.67% of the next $250M
                                      0.645% of the next $500M
                                      0.62% of the next $1.5B
                                      0.595% of the next $2.5B
                                      0.57% of the next $2.5B
                                      0.545% of the next $2.5B
                                      0.52% of the excess over $10B

AIM V. I. Leisure Fund                AIM will waive advisory fees to the extent necessary        1/1/2005        4/30/2008
                                      so that advisory fees AIM receives does not exceed the
                                      annualized rates listed below.

                                      0.75% of the first $250M
                                      0.74% of the next $250M
                                      0.73% of the next $500M
                                      0.72% of the next $1.5B
                                      0.71% of the next $2.5B
                                      0.70% of the next $2.5B
                                      0.69% of the next $2.5B
                                      0.68% of the excess over $10B

AIM V. I. Small Cap Equity Fund       AIM will waive advisory fees to the extent necessary         1/1/2005       4/30/2008
                                      so that advisory fees AIM receives does not exceed the
                                      annualized rates listed below.

                                      0.745% of the first $250M
                                      0.73% of the next $250M
                                      0.715% of the next $500M
                                      0.70% of the next $1.5B
                                      0.685% of the next $2.5B
                                      0.67% of the next $2.5B
                                      0.655% of the next $2.5B
                                      0.64% of the excess over $10B

AIM V. I. Small Cap Growth Fund       AIM will waive advisory fees to the extent necessary         1/1/2005       4/30/2008
                                      so that advisory fees AIM receives does not exceed the
                                      annualized rates listed below.

                                      0.745% of the first $250M
                                      0.73% of the next $250M
                                      0.715% of the next $500M
                                      0.70% of the next $1.5B
                                      0.685% of the next $2.5B
                                      0.67% of the next $2.5B
                                      0.655% of the next $2.5B
                                      0.64% of the excess over $10B

* The effective date and expiration date shown are those that will become effective upon the closing of the acquisition of AIM V.I. Blue Chip Fund.

   AIM VARIABLE INSURANCE FUNDS -                                                                EFFECTIVE       EXPIRATION
              CONTINUED                                 WAIVER DESCRIPTION                          DATE            DATE
-----------------------------------   ------------------------------------------------------   --------------    ----------
AIM V. I. Technology Fund             AIM will waive advisory fees to the extent necessary        1/1/2005        4/30/2008
                                      so that advisory fees AIM receives does not exceed the
                                      annualized rates listed below.

                                      0.75% of the first $250M
                                      0.74% of the next $250M
                                      0.73% of the next $500M
                                      0.72% of the next $1.5B
                                      0.71% of the next $2.5B
                                      0.70% of the next $2.5B
                                      0.69% of the next $2.5B
                                      0.68% of the excess over $10B